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                                                                   Exhibit 10.16


                          AGREEMENT AND PLAN OF MERGER

                                       OF

                            SWAT SYSTEMS CORPORATION

                          (a Pennsylvania corporation)

                                      AND

                          MASTECH SYSTEMS CORPORATION

                          (a Pennsylvania corporation)

          THIS AGREEMENT AND PLAN OF MERGER ("Agreement") entered into as of November 18, 1996, by and between SWAT Systems Corporation, a Pennsylvania corporation ("SWAT"), and Mastech Systems Corporation, a Pennsylvania corporation ("Mastech").

                                  WITNESSETH:

          WHEREAS, SWAT and Mastech are business corporations organized under the laws of the Commonwealth of Pennsylvania.

          WHEREAS, Mastech and SWAT through their respective Boards of Directors deem it advisable and in the best interests of said corporations to merge SWAT with and into Mastech pursuant to the provisions of the Pennsylvania Business Corporation Law of 1988, as amended (hereinafter the "PBCL"), upon the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and covenants contained herein and intending to be legally bound hereby, the following terms and conditions are hereby agreed to by the parties as follows:

          1. SWAT shall merge with and into Mastech (the merged entities shall sometimes hereinafter referred to as the "surviving corporation"), effective as of the date the Articles of Merger are first filed with the Corporation Bureau of the Commonwealth of Pennsylvania (the "Effective Date") in accordance with the provisions of, and having the effects specified in, Section 1929 of the PBCL.

          2. The Articles of Incorporation of Mastech, as the same shall be in force and effect on the Effective Date, shall continue to be the Articles of Incorporation of said surviving corporation until amended pursuant to the provisions of the PBCL.

          3. The Bylaws of Mastech on the Effective Date shall be the Bylaws of the surviving corporation until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the PBCL.

          4. The directors and officers of Mastech on the Effective Date shall be the members of the Board of Directors and officers of the surviving corporation, all of whom shall
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hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Bylaws of the surviving corporation.

          5. All authorized and outstanding shares of SWAT Common Stock, and all rights in respect thereof, shall be canceled as of the Effective Date, and the certificates representing such shares shall be surrendered to Mastech, and canceled, and the merger shall be deemed to be a capital contribution by the shareholders of SWAT of the outstanding shares of SWAT to Mastech. The issued shares of Mastech Common Stock shall not be converted or exchanged in any manner, but each said share which is issued on the Effective Date shall continue to represent one issued share of the surviving corporation.

          6. Notwithstanding the full approval and adoption of this Agreement and Plan of Merger by the Board of Directors of SWAT and its shareholders, and the Board of Directors of Mastech, this Agreement and Plan of Merger may be terminated at any time prior to the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Pennsylvania.

          IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

                                    SWAT SYSTEMS CORPORATION


                                    By:   /s/ Ashok Trivedi
                                       -------------------------------
                                    Title:
                                          ----------------------------

                                    MASTECH SYSTEMS CORPORATION

                                    By:   /s/ Sunil Wadhwani
                                       -------------------------------
                                    Title:
                                          ----------------------------

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